UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

THE HAIN CELESTIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! THE HAIN CELESTIAL GROUP, INC. 2024 Annual Meeting Vote by October 30, 2024 11:59 PM ET Hain Celestial THE HAIN CELESTIAL GROUP, INC. 221 RIVER STREET, 12TH FLOOR HOBOKEN, NJ 07030 V53948-P15820 You invested in THE HAIN CELESTIAL GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on October 31, 2024. Get informed before you vote View the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 17, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # PV Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* October 31, 2024 9:00 a.m. ET Virtually at: www.virtualshareholdermeeting.com/HAIN2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Neil Campbell tick Symbol For 1b. Celeste A. Clark, Ph.D. For 1c. Wendy P. Davidson For 1d. Shervin J. Korangy For 1e. Alison E. Lewis For 1f. Michael B. Sims For 1g. Carlyn R. Taylor For 1h. Dawn M. Zier For 2. Proposal to approve, on an advisory basis, named executive officer compensation. For 3. Proposal to ratify the appointment of Ernst & Young LLP to act as registered independent accountants of the Company for the fiscal year ending June 30, 2025. For 4. Proposal to approve the amendment to the 2022 Long Term Incentive and Stock Award Plan. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V53949-P15820